Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$(0.11)	$(2.43)	$(0.54)	$0.12	$(0.02)	$2.17	$0.41	$1.14
Notable items impact on earnings per share(a)	(0.19)	(2.14)	(0.48)	0.01	(0.25)	1.60	(0.16)	(0.03)
Adjusted diluted net earnings per share(a)	$0.08	$(0.29)	$(0.06)	$0.11	$0.23	$0.57	$0.57	$1.17
Diluted weighted average # of shares outstanding	385.0	378.8	378.8	381.3	379.1	382.3	382.8	383.3

Total Net Sales	$2,753	$2,076	$1,798	$2,045	$2,382	$2,458	$2,297	$2,801
Cost of goods sold	2,473	1,996	1,757	1,788	2,027	2,046	1,862	2,049
Gross Margin	$280	$80	$41	$257	$355	$412	$435	$752
SG&A	78	105	68	95	98	111	102	108
Other operating (income) expense(p) (r)	62	1,170	39	76	159	6	20	160
Operating earnings	$140	$(1,195)	$(66)	$86	$98	$295	$313	$484
Interest expense, net	(43)	(47)	(41)	(49)	(43)	(47)	(45)	(37)
Consolidated foreign currency gain/(loss)	(54)	31	(214)	34	6	110	(46)	111
Earnings from consolidated companies before income taxes	52	(1,214)	(317)	73	66	359	225	559
Provision for (benefit from) income taxes	69	(289)	(133)	(3)	38	(480)	60	116
Earnings (loss) from consolidated companies	$(17)	$(925)	$(184)	$76	$28	$839	$165	$443
Equity in net earnings (loss) of nonconsolidated companies	(23)	(25)	(20)	(30)	(32)	(11)	(7)	(4)
Less: Net earnings (loss) attributable to noncontrolling interests	4	(29)	(1)	(1)	2	—	1	2
Net earnings (loss) attributable to Mosaic	$(44)	$(921)	$(203)	$47	$(6)	$828	$157	$437
After tax Notable items included in earnings	$(72)	$(810)	$(182)	$6	$(93)	$610	$(63)	$(10)

Gross Margin Rate	10%	4%	2%	13%	15%	17%	19%	27%

Effective Tax Rate (including discrete tax)	133%	24%	42%	(4)%	58%	(134)%	27%	21%
Discrete Tax benefit (expense)	$(16)	$(41)	$28	$3	$(2)	$580	$(4)	$49

Depreciation, Depletion and Amortization	$211	$233	$217	$215	$206	$208	$209	$204
Accretion Expense	$16	$17	$18	$17	$17	$17	$17	$19
Share-Based Compensation Expense	$2	$5	$(10)	$8	$7	$12	$15	$4
Notable Items	$69	$1,113	$285	$20	$101	$(134)	$50	$8
Adjusted EBITDA(b)	$389	$227	$234	$383	$438	$508	$560	$829

Net cash provided by (used in) operating activities	$486	$278	$190	$809	$341	$238	$319	$1,015
Cash paid for interest (net of amount capitalized)	14	86	14	88	8	90	1	88
Cash paid for income taxes (net of refunds)	11	(70)	67	(93)	11	21	83	36
Net cash used in investing activities	$(327)	$(347)	$(270)	$(258)	$(267)	$(395)	$(309)	$(271)
Capital expenditures	(322)	(340)	(264)	(258)	(265)	(385)	(289)	(297)
Net cash (used in) provided by financing activities	$105	$(66)	$698	$(530)	$(219)	$(233)	$122	$(82)
Cash dividends paid	(19)	(19)	(19)	(19)	(19)	(19)	(19)	(29)
Effect of exchange rate changes on cash	$(24)	$9	$(69)	$(11)	$(2)	$39	$(20)	$69
Net change in cash and cash equivalents	$240	$(126)	$549	$10	$(147)	$(351)	$112	$731

Short-term debt	$88	$42	$1,008	$610	$216	$—	$15	$—
Long-term debt (including current portion)	4,576	4,572	4,572	4,587	4,578	4,578	4,470	4,463
Cash & cash equivalents	641	519	1,069	1,073	923	574	692	1,418
Net debt	$4,023	$4,095	$4,511	$4,124	$3,871	$4,004	$3,793	$3,045

Segment Contributions (in millions)
Phosphates	$820	$698	$619	$763	$745	$990	$1,001	$1,175
Potash	616	395	442	555	464	559	477	663
Mosaic Fertilizantes	1,388	864	731	787	1,140	823	764	1,036
Corporate and Other(c)	(71)	119	6	(60)	33	86	55	(73)
Total net sales	$2,753	$2,076	$1,798	$2,045	$2,382	$2,458	$2,297	$2,801

Phosphates	$(70)	$(712)	$(107)	$(59)	$(115)	$134	$153	$283
Potash	148	(452)	94	124	87	95	125	49
Mosaic Fertilizantes	98	5	29	77	144	97	90	170
Corporate and Other(c)	(36)	(36)	(82)	(56)	(18)	(31)	(55)	(18)
Consolidated operating earnings	$140	$(1,195)	$(66)	$86	$98	$295	$313	$484

Phosphates(d)	2,194	2,011	1,919	2,235	2,064	2,316	2,062	1,982
Potash(d)	2,321	1,499	1,899	2,559	2,264	2,675	1,980	2,326
Mosaic Fertilizantes	3,424	2,192	2,077	2,558	3,588	2,341	2,064	2,341
Corporate and Other	348	538	223	501	648	629	475	427
Total finished product tonnes sold ('000 tonnes)	8,287	6,240	6,118	7,853	8,564	7,961	6,581	7,076
Sales of Performance Products ('000 tonnes)(e)	1,138	1,003	704	985	1,094	1,267	1,023	917

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$820	$698	$619	$763	$745	$990	$1,001	$1,175
Cost of Goods Sold	839	804	702	745	723	821	828	866
Gross Margin	$(19)	$(106)	$(83)	$18	$22	$169	$173	$309
Notable Items Included in Gross Margin	(7)	(16)	(5)	(8)	—	—	—	—
Adjusted Gross Margin(b)	$(12)	$(90)	$(78)	$26	$22	$169	$173	$309

SG&A	9	11	9	10	12	7	10	10
Other operating (income) expense(r)	42	595	15	67	125	28	10	16

Operating Earnings	$(70)	$(712)	$(107)	$(59)	$(115)	$134	$153	$283
Plus: Depreciation, Depletion and Amortization	109	113	114	113	108	107	102	106
Plus: Accretion Expense	12	12	13	11	12	12	12	10
Plus: Foreign Exchange Gain (Loss)	4	(2)	14	2	1	(1)	6	8
Plus: Other Income (Expense)	12	—	5	—	4	2	5	2
Less: Earnings (loss) from Consolidated Noncontrolling Interests	5	(29)	—	—	2	2	3	2
Plus: Notables Items	6	593	(11)	57	110	14	(4)	1
Adjusted EBITDA(b)	$68	$33	$28	$124	$118	$266	$271	$408

Capital expenditures	$124	$179	$138	$122	$115	$163	$153	$150
Gross Margin $ / tonne of finished product	$(10)	$(52)	$(43)	$7	$11	$73	$84	$156
Adjusted Gross Margin $ / tonne of finished product	$(6)	$(45)	$(41)	$12	$11	$73	$84	$156
Gross margin as a percent of sales	(2)%	(15)%	(13)%	2%	3%	17%	17%	26%

Freight included in finished goods (in millions)	$86	$94	$76	$86	$85	$109	$97	$103
Idle/Turnaround costs (excluding notable items)	$18	$39	$35	$13	$25	$15	$41	$38

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	1,310	1,276	1,332	1,166	1,134	1,304	1,210	880
Performance & other products(f)	769	608	486	957	822	877	724	971
Other products(i)	114	127	101	112	108	135	128	131
Total Finished Product(d)	2,194	2,011	1,919	2,235	2,064	2,316	2,062	1,982

DAP selling price (fob plant)(t)	$310	$266	$274	$287	$307	$363	$426	$544
Average finished product selling price (destination)(g)	$355	$329	$317	$338	$354	$422	$477	$584

Production Volumes ('000 tonnes)
Total tonnes produced(h)	2,111	1,924	1,861	2,117	2,038	2,144	1,911	1,827
Operating Rate	87%	79%	75%	85%	82%	86%	77%	73%

Raw Materials
Ammonia used in production	$308	$272	$276	$309	$311	$319	$281	$256
% manufactured ammonia used in production	15%	4%	17%	19%	23%	31%	23%	29%
Sulfur used in production	$985	$886	$816	$966	$907	$946	$841	$824
% prilled sulfur used in production	16%	14%	13%	17%	14%	19%	27%	18%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$306	$305	$309	$289	$273	$277	$316	$382
Sulfur (long ton)(k)	$119	$104	$78	$76	$86	$93	$119	$172
Blended rock	$65	$61	$62	$61	$60	$61	$61	$60

Phosphate cash conversion costs, production / tonne(w)	$63	$62	$65	$58	$63	$63	$63	$68
Cash costs of U.S. mined rock/production tonne(x)	$39	$38	$35	$35	$39	$40	$36	$37

ARO cash spending (in millions)	$29	$24	$21	$26	$28	$29	$32	$33

MWSPC equity earnings (loss)	$(23)	$(26)	$(21)	$(31)	$(34)	$(11)	$(8)	$(7)
MWSPC total sales tonnes (DAP/MAP/NPK)	505	623	546	540	487	565	612	360

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$616	$395	$442	$555	$464	$559	$477	$663
Cost of Goods Sold	458	303	333	424	356	439	337	446
Gross Margin	$158	$92	$109	$131	$108	$120	$140	$217
Notable Items Included in Gross Margin	(12)	(22)	(22)	(22)	(19)	(16)	(22)	(15)
Adjusted Gross Margin(b)	$170	$114	$131	$153	$127	$136	$162	$232

SG&A	6	6	5	6	6	8	7	8
Other operating (income) expense(p)	4	538	10	1	15	17	8	160

Operating Earnings	$148	$(452)	$94	$124	$87	$95	$125	$49
Plus: Depreciation, Depletion and Amortization	63	76	70	70	69	72	80	70
Plus: Accretion Expense	3	2	2	3	2	2	2	4
Plus: Foreign Exchange Gain (Loss)	(20)	27	(150)	66	34	77	15	28
Plus: Other Income (Expense)	1	—	1	2	1	—	—	—
Plus: Notable Items	20	506	158	(66)	(24)	(67)	(10)	134
Adjusted EBITDA(b)	$215	$159	$175	$199	$169	$179	$212	$285

Capital expenditures	$153	$117	$98	$111	$119	$149	$97	$98
Gross Margin $ / tonne of finished product	$68	$61	$57	$51	$48	$45	$71	$93
Adjusted Gross Margin $ / tonne of finished product	$73	$76	$69	$60	$56	$51	$82	$100
Gross margin as a percent of sales	26%	23%	25%	24%	23%	21%	29%	33%

Supplemental Cost Information
Canadian resource taxes	$58	$13	$32	$52	$26	$36	$35	$54
Royalties	$9	$7	$10	$9	$8	$9	$9	$10
Brine inflow expenses(s)	$32	$33	$33	$26	$28	$24	$23	$19
Freight(l)	$79	$62	$74	$85	$73	$81	$78	$99
Idle/Turnaround costs (excluding notable items)	$49	$40	$3	$—	$15	$27	$2	$13

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	2,099	1,313	1,709	2,282	2,030	2,435	1,747	2,064
Performance & other products(m)	210	173	177	264	223	228	221	252
Other products(i)	11	13	13	12	11	12	12	10
Total Finished Product(d)	2,321	1,499	1,899	2,559	2,264	2,675	1,980	2,326

Crop Nutrients North America	906	625	832	977	837	942	876	1,117
Crop Nutrients International	1,283	745	947	1,447	1,327	1,612	967	1,061
Non-Agricultural	132	129	120	135	100	121	137	148
Total Finished Product(d)	2,321	1,499	1,899	2,559	2,264	2,675	1,980	2,326

MOP selling price (fob mine)(u)	$234	$225	$194	$182	$171	$177	$200	$243
Average finished product selling price (destination)(g)	$266	$264	$233	$217	$205	$209	$241	$285

Production Volumes ('000 tonnes)
Production Volume	1,771	1,663	2,068	2,198	2,111	2,056	2,285	2,131
Operating Rate	67%	63%	85%	91%	87%	85%	94%	88%

MOP cash costs of production including brine / production tonne(n)	$61	$56	$57	$56	$52	$59	$64	$62

MOP cash costs of brine management / production tonne	$24	$21	$21	$15	$16	$21	$15	$13
ARO cash spending (in millions)	$1	$3	$1	$2	$2	$3	$1	$3

Average CAD / USD	$1.320	$1.320	$1.390	$1.387	$1.333	$1.304	$1.266	$1.229

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$1,388	$864	$731	$787	$1,140	$823	$764	$1,036
Cost of Goods Sold	1,256	794	665	686	963	747	661	852
Gross Margin	$132	$70	$66	$101	$177	$76	$103	$184
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	(6)
Adjusted Gross Margin(b)	$132	$70	$66	$101	$177	$76	$103	$190

SG&A	23	34	24	19	17	21	18	18
Other operating (income) expense	11	31	13	5	16	(42)	(5)	(4)

Operating Earnings	$98	$5	$29	$77	$144	$97	$90	$170
Plus: Depreciation, Depletion and Amortization	34	38	28	27	25	25	23	24
Plus: Accretion Expense	1	3	3	3	3	3	3	4
Plus: Foreign Exchange Gain (Loss)	(39)	7	(81)	(27)	(3)	9	(33)	34
Plus: Other Income (Expense)	(2)	(2)	(1)	(2)	(1)	(1)	(1)	(2)
Less: Earnings from Consolidated Noncontrolling Interests	1	1	—	—	1	1	—	(1)
Plus: Notable Items	35	28	90	31	14	(17)	22	(28)
Adjusted EBITDA(b)	$126	$78	$68	$109	$181	$115	$104	$203

Capital expenditures	$43	$46	$25	$20	$28	$72	$39	$44
Gross Margin $ / tonne of finished product	$39	$32	$32	$39	$49	$32	$50	$78
Adjusted Gross Margin $ / tonne of finished product	$39	$32	$32	$39	$49	$32	$50	$81
Gross margin as a percent of sales	10%	8%	9%	13%	16%	9%	13%	18%
Idle/Turnaround costs (excluding notable items)	$28	$16	$4	$36	$7	$16	$5	9

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	846	584	699	1,161	1,343	610	536	686
Potash produced in Brazil	88	87	75	71	85	74	63	66
Purchased nutrients for distribution(q)	2,490	1,521	1,303	1,326	2,160	1,657	1,465	1,589
Total Finished Product	3,424	2,192	2,077	2,558	3,588	2,341	2,064	2,341

Sales of Performance Products ('000 tonnes)(e)	490	340	150	301	518	357	172	299

Brazil MAP price (Brazil production delivered price to third party)	$406	$365	$330	$314	$366	$384	$421	$589
Average finished product selling price (destination)(g)	$405	$394	$352	$308	$318	$352	$370	$442

Production Volumes ('000 tonnes)
MAP	198	275	289	306	284	219	235	218
TSP	45	102	107	126	135	99	107	127
SSP	263	341	279	331	335	274	301	287
DCP	113	105	128	140	125	126	106	117
NPK	41	29	45	61	37	34	54	52
Total phosphate tonnes produced	660	852	848	964	916	752	803	801
MOP	105	134	106	113	109	110	82	92

Phosphate operating rate	62%	79%	77%	88%	83%	67%	73%	72%
Potash operating rate	62%	79%	77%	67%	64%	65%	49%	55%

Realized Costs ($/tonne)
Ammonia/tonne	$375	$332	$352	$327	$329	$338	$381	$527

Sulfur (long ton)	$178	$150	$117	$100	$107	$113	$124	$177
Blended rock	$103	$94	$75	$67	$65	$71	$73	$80

Purchases ('000 tonnes)
DAP/MAP from Mosaic	201	176	154	193	82	109	64	96
MicroEssentials® from Mosaic	294	83	117	407	373	189	203	418
Potash from Mosaic/Canpotex	868	192	293	708	622	383	489	473

Phosphate cash conversion costs in BRL, production / tonne(w)	R$351	R$289	R$309	R$265	R$302	R$376	R$353	R$383
Potash cash conversion costs in BRL, production / tonne	R$665	R$552	R$589	R$661	R$810	R$835	R$879	R$1,076
Mined rock costs in BRL, cash produced / tonne	R$299	R$342	R$312	R$314	R$324	R$375	R$392	R$409
ARO cash spending (in millions)	$2	$3	$1	$3	$4	$6	$5	$5

Average BRL / USD	$3.969	$4.115	$4.451	$5.376	$5.373	$5.403	$5.470	$5.301

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(71)	$119	$6	$(60)	$33	$86	$55	$(73)
Cost of Goods Sold	(80)	95	57	(67)	(15)	39	36	(115)
Gross Margin (Loss)	$9	$24	$(51)	$7	$48	$47	$19	$42
Notable items Included in Gross Margin	(7)	15	(51)	9	25	39	(8)	38
Adjusted Gross Margin (Loss)(b)	$16	$9	$—	$(2)	$23	$8	$27	$4

SG&A	40	54	30	60	63	75	67	72
Other operating (income) expense	5	6	1	3	3	3	7	(12)

Operating Earnings (Loss)	$(36)	$(36)	$(82)	$(56)	$(18)	$(31)	$(55)	$(18)
Plus: Depreciation, Depletion and Amortization	5	6	5	5	4	4	4	4
Plus: Share-Based Compensation Expense	2	5	(10)	8	7	12	15	4
Plus: Foreign Exchange Gain (Loss)	1	(1)	3	(7)	(26)	25	(34)	41
Plus: Other Income (Expense)	(2)	(1)	—	4	—	—	—	1
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	(2)	(2)	(1)	(1)	(2)	(2)	(1)	—
Plus: Notable Items	8	(14)	48	(2)	1	(64)	42	(99)
Adjusted EBITDA(b)	$(20)	$(43)	$(37)	$(49)	$(30)	$(52)	$(27)	$(67)

Elimination of profit in inventory included in COGS	$28	$9	$2	$(13)	$14	$(2)	$(3)	$(39)
Unrealized gain (loss) on derivatives included in COGS	$(6)	$15	$(51)	$9	$24	$39	$(8)	$38

Operating Data
Sales volumes ('000 tonnes)	348	538	223	501	648	629	475	427
Sales of Performance Products ('000 tonnes)	20	36	27	32	21	30	29	28

Average finished product selling price (destination)(g)	$385	$398	$343	$321	$310	$317	$336	$421

Purchases ('000 tonnes)
DAP/MAP from Mosaic	89	50	—	—	—	—	—	—
MicroEssentials® from Mosaic	—	22	—	—	11	12	—	5
Potash from Mosaic/Canpotex	180	153	367	404	253	363	400	163

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q2 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$111	$(27)	$0.21
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	38	(10)	0.08
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(11)	3	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(4)	1	—
Accelerated depreciation	Potash	Cost of goods sold	(15)	4	(0.04)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	1	—	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	6	0.01
ARO Adjustment	Phosphates	Other operating income (expense)	(3)	1	—
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(6)	1	(0.01)
Esterhazy closure costs	Potash	Restructuring	(158)	43	(0.30)
Gain on sale of warehouse	Corporate and Other	Other operating income (expense)	20	(5)	0.04
Total Notable Items			$(27)	$17	$(0.03)

Q1 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(46)	$10	$(0.09)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(8)	2	(0.02)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(10)	3	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(5)	2	(0.01)
Accelerated depreciation	Potash	Cost of goods sold	(22)	5	(0.04)
Pre-acquisition reserve adjustment	Mosaic Fertilizantes	Other operating income (expense)	11	(3)	0.02
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	3	(1)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(4)	(0.01)
Total Notable Items			$(77)	$14	$(0.16)

Q4 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$110	$(26)	$0.22
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	39	(9)	0.08
Pre-acquisition contingencies	Mosaic Fertilizantes	Other operating income (expense)	8	(2)	0.02
Accelerated depreciation	Potash	Cost of goods sold	(16)	4	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(10)	2	(0.03)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(7)	2	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	580	1.52
ARO adjustment	Phosphates	Other operating income (expense)	(5)	1	(0.01)
Tax Rate Adjustment	Consolidated	(Provision for) benefit from income taxes	—	(59)	(0.15)
ARO Adjustment	Potash	Other operating income (expense)	(3)	1	(0.01)
Total Notable Items			$116	$494	$1.60

Q3 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$6	$(2)	$0.01
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	25	(10)	0.03
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(8)	3	(0.01)
Accelerated depreciation	Potash	Cost of goods sold	(19)	7	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(11)	4	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(6)	2	(0.01)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	6	(2)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(2)	(0.01)
ARO adjustment	Phosphates	Other operating income (expense)	(73)	28	(0.12)
Tax Rate Adjustment	Consolidated	(Provision for) benefit from income taxes	—	(14)	(0.04)
ARO adjustment	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	—
New Wales environmental reserve	Phosphates	Other operating income (expense)	(35)	14	(0.05)
Integration costs	Consolidated	Other operating income (expense)	(7)	3	(0.01)
Total Notable Items			$(125)	$32	$(0.25)

Q2 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$34	$(15)	$0.05
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	9	(4)	0.01
Accelerated depreciation	Potash	Cost of goods sold	(22)	9	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(12)	5	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(7)	3	(0.01)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	3	(1)	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	3	0.01
Government mandated mine shutdown	Phosphates	Cost of goods sold	(8)	3	(0.01)
Legal settlement	Potash	Other operating income (expense)	7	(3)	0.01
Write-down of assets	Mosaic Fertilizantes	Other operating income (expense)	(4)	2	(0.01)
ARO adjustment - closed facilities	Phosphates	Other operating income (expense)	(50)	22	(0.07)
Tax Rate Change	Consolidated	(Provision for) benefit from income taxes	—	32	0.08
Total Notable Items			$(50)	$56	$0.01

Q1 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(214)	$70	$(0.38)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(51)	17	(0.09)
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(9)	3	(0.02)
Accelerated depreciation	Potash	Cost of goods sold	(22)	7	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(8)	2	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(8)	3	(0.02)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	5	(2)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	28	0.08
Government mandated mine shutdown	Phosphates	Cost of goods sold	(5)	2	(0.01)
Total Notable Items			$(312)	$130	$(0.48)

Q4 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$31	$(18)	$0.03
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	15	(9)	0.01
Louisiana gypstack costs	Phosphates	Cost of goods sold	(2)	1	—
Plant City closure costs	Phosphates	Other operating income (expense)	13	—	0.03
ARO adjustment	Phosphates	Other operating income (expense)	1	(1)	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(41)	(0.11)
Accelerated depreciation	Potash	Cost of goods sold	(22)	17	(0.01)
ARO adjustment	Potash	Other operating income (expense)	(3)	2	—
Asset write-off	Mosaic Fertilizantes	Other operating income (expense)	(4)	3	—
Goodwill impairment	Phosphates	Other operating income (expense)	(589)	80	(1.34)
Inventory lower of cost or market	Phosphates	Cost of goods sold	(14)	9	(0.01)
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(31)	19	(0.03)
Colonsay write-off	Potash	Restructuring and other (expense)	(530)	263	(0.71)
Total Notable Items			$(1,135)	$325	$(2.14)
Note: The tax effect of Plant City closure costs includes an income tax component of 23.7%, the goodwill impairment includes an income tax componenet of 13.5% and the Colonsay write-off includes an income tax component of 49.7% which are calculated at the rate specific to those earnings.

Q3 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(54)	$16	$(0.10)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(7)	2	(0.01)
Louisiana gypstack costs	Phosphates	Cost of goods sold	(7)	2	(0.01)
Integration costs	Corporate and Other	Other operating income (expense)	(2)	1	—
Plant City closure costs	Phosphates	Other operating income (expense)	15	(4)	0.03
ARO adjustment	Phosphates	Other operating income (expense)	(31)	9	(0.06)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(16)	(0.05)
ARO adjustment	Mosaic Fertilizantes	Other operating income (expense)	4	(1)	0.01
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	13	(4)	0.02
Accelerated depreciation	Potash	Cost of goods sold	(12)	4	(0.02)
Total Notable Items			$(81)	$9	$(0.19)
Note: The tax effect of Plant City closure costs includes an income tax component of 22.9%, which is calculated at the rate specific to those earnings.

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag, Aspire and Sus-Terra sales tonnes.
(f)Includes MicroEssentials performance products.
(g)Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag, and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Includes industrial and feed sales. Price has been calculated using the average monthly foreign exchange rate.
(p)Includes $530 million related to the Colonsay write-off in Q4 of 2019 and $158 million related to the closure of the Esterhazy K1 and K2 mine shafts in Q2 2021.
(q)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(r)Inlcudes a loss of $589 million related to the goodwill impairment in Q4 of 2019 and $158 million in Q2 2021 related the closure of the Esterhazy K1 and K2 mine shafts.
(s)Starting in Q3 2019, includes approximately $6 million per quarter of accelerated depreciation included as a notable item.
(t)Includes intersegment sales.
(u)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(v)Tax impact is based on our expected annual effective tax rate.
(w)Total production cost less depreciation/depletion, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of rock produced in the period.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit from) income taxes less equity in net earnings (loss) of nonconsolidated companies, net of dividends. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Consolidated Net Income (Loss)	$(44)	$(921)	$(203)	$47	$(6)	$828	$157	$437
Less: Consolidated Interest Expense, Net	(43)	(47)	(41)	(49)	(43)	(47)	(45)	(37)
Plus: Consolidated Depreciation, Depletion & Amortization	211	233	217	215	206	208	209	204
Plus: Accretion Expense	16	17	17	17	17	15	17	19
Plus: Share-Based Compensation Expense (Benefit)	2	5	(10)	8	7	12	15	4
Plus: Consolidated Provision for (Benefit from) Income Taxes	69	(289)	(133)	(3)	38	(480)	60	116
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	(23)	(25)	(20)	(30)	(32)	(12)	(7)	(4)
Plus: Notable Items	69	1,113	285	20	101	(134)	50	8
Consolidated Adjusted EBITDA	$389	$227	$234	$383	$438	$508	$560	$829

Segment Adjusted EBITDA

Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus asset retirement obligation accretion plus foreign exchange gain (loss) plus other income (expense) less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.